                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of shares of Dresser Common Stock, par value $.25 per share, which may be offered in connection with the Agreement and Plan of Merger between the Company, Wheatley TXT Corp. and WTXT Acquisition Corporation: a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, and any amendments (including post-effective amendments) thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 7th day of June 1994.

                                               /s/  WILLIAM E. BRADFORD
                                               --------------------------------
                                                   (William E. Bradford)
                                                         Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of shares of Dresser Common Stock, par value $.25 per share, which may be offered in connection with the Agreement and Plan of Merger between the Company, Wheatley TXT Corp. and WTXT Acquisition Corporation: a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, and any amendments (including post-effective amendments) thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 7th day of June 1994.

                                             /s/  LAWRENCE S. EAGLEBURGER
                                             ----------------------------------
                                                 (Lawrence S. Eagleburger)
                                                         Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of shares of Dresser Common Stock, par value $.25 per share, which may be offered in connection with the Agreement and Plan of Merger between the Company, Wheatley TXT Corp. and WTXT Acquisition Corporation: a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, and any amendments (including post-effective amendments) thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 7th day of June 1994.

                                               /s/  RAWLES FULGHAM, JR.
                                               --------------------------------
                                                   (Rawles Fulgham, Jr.)
                                                         Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of shares of Dresser Common Stock, par value $.25 per share, which may be offered in connection with the Agreement and Plan of Merger between the Company, Wheatley TXT Corp. and WTXT Acquisition Corporation: a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, and any amendments (including post-effective amendments) thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 7th day of June 1994.

                                                   /s/  RAY L. HUNT
                                                   ----------------------------
                                                       (Ray L. Hunt)
                                                         Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of shares of Dresser Common Stock, par value $.25 per share, which may be offered in connection with the Agreement and Plan of Merger between the Company, Wheatley TXT Corp. and WTXT Acquisition Corporation: a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, and any amendments (including post-effective amendments) thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 7th day of June 1994.

                                                /s/  J. LANDIS MARTIN
                                                -------------------------------
                                                    (J. Landis Martin)
                                                         Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of shares of Dresser Common Stock, par value $.25 per share, which may be offered in connection with the Agreement and Plan of Merger between the Company, Wheatley TXT Corp. and WTXT Acquisition Corporation: a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, and any amendments (including post-effective amendments) thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 7th day of June 1994.

                                                 /s/  JOHN J. MURPHY
                                                 ------------------------------
                                                     (John J. Murphy)
                                                  Chairman of the Board

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of shares of Dresser Common Stock, par value $.25 per share, which may be offered in connection with the Agreement and Plan of Merger between the Company, Wheatley TXT Corp. and WTXT Acquisition Corporation: a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, and any amendments (including post-effective amendments) thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 7th day of June 1994.

                                                 /s/  JAY A. PRECOURT
                                                 ------------------------------
                                                     (Jay A. Precourt)
                                                         Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of shares of Dresser Common Stock, par value $.25 per share, which may be offered in connection with the Agreement and Plan of Merger between the Company, Wheatley TXT Corp. and WTXT Acquisition Corporation: a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, and any amendments (including post-effective amendments) thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 7th day of June 1994.

                                                 /s/  A. KENNETH PYE
                                                 ------------------------------
                                                     (A. Kenneth Pye)
                                                         Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of shares of Dresser Common Stock, par value $.25 per share, which may be offered in connection with the Agreement and Plan of Merger between the Company, Wheatley TXT Corp. and WTXT Acquisition Corporation: a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, and any amendments (including post-effective amendments) thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 7th day of June 1994.

                                                 /s/   B. D. ST. JOHN
                                                 ------------------------------
                                                      (B. D. St. John)
                                                 Vice Chairman of the Board